UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

SQBG, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-16075	86-0449546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Sequential Brands Group, Inc.

5 Bryant Park

30th Floor
New York, New York 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant's telephone number, including area code)

Sequential Brands Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 4, 2015, SQBG, Inc. (formerly known as Sequential Brands Group, Inc.) (the “Company” or “Old Sequential”) and Martha Stewart Living Omnimedia, Inc. (“MSLO”), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of June 22, 2015, as amended, by and among Sequential Brands Group Inc. (formerly known as Singer Madeline Holdings, Inc.) (“New Sequential”), Old Sequential, MSLO, Singer Merger Sub, Inc. and Madeline Merger Sub, Inc., as amended (the “Merger Agreement”). Effective on December 4, 2015 as of the effective time under the Merger Agreement (the “Effective Time”), Singer Merger Sub, Inc. and Madeline Merger Sub, Inc., each wholly-owned subsidiaries of New Sequential, merged with and into Old Sequential and MSLO, respectively, with Old Sequential and MSLO surviving the mergers as a wholly owned subsidiaries of New Sequential (the “Mergers”), in accordance with the Merger Agreement. The Mergers were approved by the stockholders of MSLO at a special meeting of the MSLO stockholders on December 2, 2015 and by a majority of Old Sequential’s stockholders on June 22, 2015. As a result of the Mergers, New Sequential became the ultimate parent of Old Sequential, MSLO and their respective subsidiaries. Additionally, MSLO and Old Sequential will cease to be publicly traded companies, with New Sequential succeeding as a publicly traded company as the successor issuer to both Old Sequential and MSLO pursuant to Rule 12g-3(c) of the Securities Exchange Act of 1934, as amended.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 3, 2015, the Company provided notice to the Nasdaq Stock Market (the “Nasdaq”) of its intent to file a Form 25 and to voluntarily delist Old Sequential’s common stock from the Nasdaq, effective prior to the opening of trading on December 7, 2015. The voluntary delisting of the Company’s common stock is in connection with the effectiveness of the Mergers and with New Sequential being deemed the Company’s successor pursuant to Rule 12g-3(c) under the Securities Act of 1933, as amended. New Sequential will assume the ticker “SQBG” for its common stock.  The Company expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of Old Sequential’s common stock, and terminate its independent reporting obligations under Sections 12(g) and 15(d) of the Exchange Act.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 7.01	Regulation FD Disclosure.

In connection with the events described herein, we expect that New Sequential’s common stock will begin trading on December 7, 2015 upon the opening of trading on the Nasdaq and that Old Sequential’s common stock will cease trading immediately prior to the opening of trading on the Nasdaq on December 7, 2015. New Sequential’s common stock will be traded under the ticker “SQBG”.

The CUSIP number applicable to New Sequential’s common stock is 81734P107.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQBG, INC.

By:	/s/ Gary Klein

Name: Gary Klein
Title: Chief Financial Officer

Dated: December 4, 2015